Stock Split	12 Months Ended
Dec. 30, 2012
Stock Split

18. Stock Split

On March 12, 2013, the Company’s board of directors authorized a 55.2444 for 1 split of the common stock. The split became effective on the date of approval. The Company retained the current par value of $0.01 per share for all shares of common stock. All references to numbers of common shares and per-share data in the accompanying financial statements have been adjusted to reflect the stock split on a retroactive basis. Stockholders’ equity reflects the stock split by reclassifying from “Additional paid-in capital” to “Common stock” an amount equal to the par value of the additional shares arising from the split.

On March 12, 2013, immediately prior to the stock split described above, 2,679,353 of additional shares were issued through the exercise of the warrant agreement described in Note 1. Immediately thereafter, the warrant agreement was terminated.